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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 1, 2004
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                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         0-18863                 59-3392443
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

1400 Marsh Landing Parkway, Jacksonville, Florida                  32250
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (904) 741-5400
                                                   ------------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

         Exhibit 99.1 Press Release dated June 1, 2004 with respect to a revision to the Registrant's second fiscal quarter earnings per share guidance (furnished only).

Item 12.   Results of Operations and Financial Condition.

         On June 1, 2004, Armor Holdings, Inc. (the "Registrant") announced that it was revising its earnings per share guidance for the Registrant's second fiscal quarter ending June 30, 2004, which was previously disclosed in a May 10, 2004, press release, a copy of which was furnished to the Securities and Exchange Commission on Form 8-K on May 10, 2004. A copy of the June 1, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2004

ARMOR HOLDINGS, INC.


By: /s/ Phil Baratelli
   --------------------------------
Name:  Phil Baratelli
Title: Corporate Controller and Treasurer



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                                  Exhibit Index

Exhibit 99.1      Press Release dated June 1, 2004



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